SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 14, 2010

PROTECTUS MEDICAL DEVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53100	98-0541881
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

110 First Avenue NE, Suite #1006
 Minneapolis, MN  55413
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

612-379-3975
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

John D. Olinger has resigned as our Chairman of the Board of Directors and Chief Intelligence Officer effective December 14, 2010.  At the time of resignation, Mr. Olinger was not a member of any committee on the Board of Directors. Mr. Olinger resigned due to personal reasons. His resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

At this time, we intend to continue business operations without a Chief Intelligence Officer. On December 14, 2010, John S. Salstrom was appointed as our Chairman of the Board of Directors. Dr. Salstrom has over thirty years of experience with start-up companies, mainly in biotechnology and medical technology. Dr. Salstrom does not have any family relationship with any other director or executive officer of Protectus Medical Devices, Inc. As of the date of this filing, Dr. Salstrom has not been appointed to any committee of the Board of Directors.

John S. Salstrom, Ph.D., President, CEO, Chairman, Secretary and Director

Dr. Salstrom is a co-founder of Protectus Medical Devices, Inc. and its wholly-owned subsidiary, SquareOne Medical, Inc.  He has over thirty years of experience with start-up companies, mainly in biotechnology and medical technology, and brings a unique ability to analyze and develop strategic plans, business models and optimal corporate structure. Prior to joining SquareOne Medical, Inc., since 1980, Dr. Salstrom served as Head of the Vector Development Program at Molecular Genetics, Inc., Research Director of the Molecular Biology and Human Healthcare Programs at Endotronics, Inc. and he was a Co-Founder and Vice President of Scientific Affairs at Helix BioCore, Inc.  He also co-founded and served as Director for Ganesh Energene Ltd. (Mumbai), an Indian Joint Venture.  Dr. Salstrom is a Microbiologist and Molecular Biologist by training, having received his B.A. from Miami University, his M.S. and Ph.D. degrees from the University of Wisconsin, followed by a Postdoctoral fellowship at Harvard University. He holds numerous Academic Honors and Awards, several patents, and has to his credit numerous publications, articles, theses and manuscripts. Dr. Salstrom has held several research and teaching positions.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
17.1	Letter of Resignation from John D. Olinger, dated December 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTUS MEDICAL DEVICES, INC.

Date: December 23, 2010	By: /s/ John S. Salstrom
John S. Salstrom, Ph.D. Chief Executive Officer